UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7994

Salomon Brothers Global Partners Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY (Address of principal executive offices)	10004 (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31
Date of reporting period: August 31, 2004

ITEM 1.         REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Letter from the Chairman

Dear Shareholder,

Bonds generated favorable returns over the first half of the period, although their prices declined significantly in April before stabilizing over recent months. The pullback in bond prices, which tend to move opposite anticipated interest rate movements, was triggered by heightened concern about resurgent inflation and anticipation that the Federal Reserve Bank (“Fed”) would begin to push key short-term rates higher. The Fed’s monetary policy committee did, in fact, move short-term interest rates higher over the 12 months ending August 31, 2004. It raised its target for the federal funds rate[i] from a four-decade low of 1% at the start of the period to 1.25% in June, increased it by a quarter-of-a-percentage point on August 10, 2004 and following the end of the fund’s reporting period, at its September meeting, the Fed once again increased its target for the federal funds rate to 1.75%. Rising interest rates can act as a brake on robust economic growth, helping to maintain a balance between steady growth and the inflation that can generally accompany it.

The U.S. economy’s quarterly pace of growth continued to advance over the period at a rate that significantly exceeded levels in early 2003. Even the U.S. labor market, which generated lackluster results throughout most of 2003, grew significantly during the period. U.S. Treasury bonds, agencies and mortgage-backed securities collectively generated positive total returns for the 12-month period ended August 31, 2004.

R. JAY GERKEN, CFA Chairman and Chief Executive Officer

Emerging markets performed well during the 12 months ended August 31, 2004 following a slow start last summer amid a sell-off in the U.S. Treasury bond market and fears that the economy was overheating. Sovereign debt markets rebounded through the fall and early winter, as Treasury markets stabilized and investors refocused their attention on the strong fundamentals in improving emerging market economies. Although markets were disrupted with a second sell-off in April and May 2004, which was driven almost entirely by technical factors, they regained lost ground over the past three months, supporting strong returns for the period.

The U.S. high-yield bond market took a more tempered tone this year versus 2003, as signs of economic recovery increased and statements by the Fed indicated that it might begin raising interest rates sooner than anticipated. However, recent improvement in the U.S. economy has proved favorable for corporate earnings and the corporate bond credit environment. While markets will fluctuate, the high-yield market has remained healthy from a fundamental perspective, as many companies generated better-than-expected earnings and default rates continued to decline.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year ended August 31, 2004, and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman and Chief Executive Officer September 23, 2004

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Manager Overview

Emerging Markets Debt Overview

Despite marked volatility as U.S. interest rate concerns rippled through global markets, emerging markets debt returned 13.97% during the fund’s fiscal year, as represented by the J.P. Morgan Emerging Markets Bond Index Plus (“EMBI+”).ii Sovereign debt markets rallied early in the period as U.S. Treasury bond markets stabilized after the sharp sell-off in July 2003, when U.S. Treasury bond prices plummeted among investor concerns that the Fed’s rate-cutting cycle had run its course, and investors refocused their attention on the strong fundamentals in improving emerging market economies.

Emerging markets continued to show strong performance into 2004 amid a relatively benign stretch in the U.S. Treasury bond markets and hedge funds joined crossover buyers in adding to their emerging markets debt allocations. However, the markets were disrupted in April and May following a sharp sell-off in U.S. Treasury bonds, and yields rose following an extremely strong March U.S. jobs report and comments from the Fed about the economy and inflation concerns in the United States. April saw EMBI+’s largest sell-off since July of 2001, with yield spreadsiii over U.S. Treasuries widening to levels not seen since October of last year. Markets took back some losses in the last three months of the period, as the continuation of good country fundamentals — coupled with the absence of U.S. Treasury volatility — supported strong returns.

Through all of this, emerging markets debt fundamentals remained strong, and the markets benefited from increasing signs of a global economic turnaround. Continued strength in commodity prices, including metals, agriculture, and oil provided positive support for many emerging market countries. Oil prices, in particular, remained high favoring oil exporters, but fears remained that high-energy prices might dampen the global recovery. Revenues from oil production contributed to positive performance in Ecuador, Russia, and Venezuela. The markets also benefited from higher-than-expected global economic growth and higher-than-expected inflation.

Yield spreads tightened 68 basis pointsiv during the 12-month period ended August 31, 2004, closing at 436 basis points over U.S. Treasuries. Over the same period, 12-month return volatility stood at 8.17%,v substantially below long-term, historical levels of approximately 16%.

The positive macro environment over the 12 months was supportive of improving credit quality across the emerging markets, which, when combined with continued progress on political and economic reforms in many Latin American countries, encouraged broader investor participation in emerging markets debt. In addition, the improving credit quality of the market may have caused some long-term investors to change their allocation to emerging markets from tactical to strategic, providing some technical support for the market.

High-Yield Bond Market Overview

The high-yield bond market posted strong returns during the fiscal year ending August 31, 2004. The rally that began late in August 2003 continued for the remainder of the 2003 calendar year, as lower U.S. Treasury yields and positive mutual fund flows propelled the market higher.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Fundamentals also supported the market, as an improving economy, strong third quarter earnings and declining default rates contributed to the market’s advance, and corporate bond issuers took advantage of the low interest rates to improve their balance sheets and liquidity.

Following a strong run over 2003, high-yield bond prices began to retreat early in 2004 due to profit-taking as investors became concerned that company fundamentals did not warrant such gains and the low yields did not offer enough compensation for the risk. Additionally, the Fed’s removal of the “considerable period” language from its policy statement at the end of the month sparked concerns that the Fed would begin raising interest rates sooner than had been expected. The high-yield market continued to decline in February, with lower-quality issues leading the way down amid large fund outflows, continued profit taking and greater focus on company fundamentals. In March, investors sought haven in higher-rated bonds and in the non-investment-grade universes, as terrorism fears and weak employment numbers exerted pressure on stock markets and drove yields on U.S. Treasury bonds lower.

However, economic data released in April showing an improving labor market, and signs of higher inflation sparked another sell-off in U.S. Treasury bonds as investors shifted their expectations of Fed tightening from 2005 to the summer of 2004. Additionally, economic data in May sparked increased inflation fears, with concern over Fed tightening transitioning from timing to size and pace of the expected interest rate increases (although projections, which are subject to change, varied among investors and no one can say for sure when rates will rise). Once again the volatility in the U.S. Treasury market spilled into the high-yield market, resulting in negative returns and large mutual fund redemptions. However, the high-yield bond market rallied in the final quarter of the fiscal year as U.S. Treasury volatility declined as the economy showed signs of slowing and investors became more comfortable that the economy was not overheating. Additionally, the economy’s improvement continued to prove favorable for the corporate earnings and credit environment, resulting in declining default rates.

Performance Review

During the 12 months ended August 31, 2004, the fund returned 18.86%, based on its New York Stock Exchange (“NYSE”) market price and 18.63% based on its net asset value (“NAV”)vi per share. In comparison, the EMBI+ returned 13.97% and the Citigroup High Yield Market Indexvii returned 14.34% over the same period. The fund’s Lipper emerging markets debt closed-end funds category averageviii was 14.54%. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the fund distributed dividends to shareholders totaling $1.425 per share. The performance table on the following page shows the fund’s 30-day SEC and its 12-month total return based on its NAV and market price as of August 31, 2004. Past performance is no guarantee of future results. The fund’s yield will vary.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

FUND PERFORMANCE AS OF AUGUST 31, 2004

Price Per Share	30-Day SEC Yield	12-Month Total Return

$12.17 (NAV)	8.69%	18.63%

$14.03 (NYSE)	7.52%	18.86%

All figures represent past performance and are not a guarantee of future results. The fund’s yield will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. The yield is as of August 31, 2004 and is subject to change.

Factors Impacting Fund Performance

Performance for the emerging markets debt portion of the fund for the 12-month period primarily was driven by macroeconomic and market factors, as outlined above, rather than individual country events. That said, our overweight positions in the Brazil and Ecuador markets, which returned approximately 21% and 43%, respectively, positively contributed to the overall performance of the fund during the period.

The high yield portion of the fund benefited from its sector weightings, including underweighting aerospace and overweighting consumer products. Over the period, overall performance was also positively impacted by the fund’s use of leverage. However, performance was negatively affected by issue selection and holding issues rated BBB.

Looking for Additional Information?

The fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XGDFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.sbam.com.

In a continuing effort to provide information concerning the Salomon Brothers Global Partners Income Fund Inc., shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current NAV, market price, and other information.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Thank you for your investment in the Salomon Brothers Global Partners Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA President	Beth A. Semmel, CFA Executive Vice President

James E. Craige, CFA Executive Vice President September 23, 2004	Thomas K. Flanagan, CFA Executive Vice President

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in solely higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
ii

The J.P. Morgan Emerging Markets Bond Index Plus is a total-return-index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

iii	Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
iv	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
[v]	Source: J.P. Morgan.
vi

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.

vii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
viii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended August 31, 2004, calculated among the 12 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Fund at a Glance (unaudited)

Investment Breakdown as of February 29, 2004*

1.3% Loan Participations

2.1% Common Stocks

0.5% Convertible Bonds

2.6% Commercial Paper

4.4% Repurchase Agreements

0.4% Preferred Stocks

0.1% Warrants, Rights and

47.9% Corporate Bonds

40.7% Sovereign Bonds

Escrow Shares

Investment Breakdown as of August 31, 2004*
2.1% Loan Participations 1.5% Common Stocks 0.6% Repurchase Agreements 0.2% Convertible Bonds 0.2% Preferred Stocks 0.1% Warrants, Rights and Escrow Shares 44.1% Corporate Bonds 51.2% Sovereign Bonds

______________

*	As a percentage of total investments. Please note that portfolio holdings are subject to change.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Schedule of Investments
August 31, 2004

Face Amount	Security(a)	Value
Corporate Notes and Bonds — 64.3%
Basic Industries — 13.1%
$625,000	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	$623,437
550,000	Acetex Corp., Sr. Notes, 10.875% due 8/1/09	607,750
375,000	Airgas, Inc., 9.125% due 10/1/11	424,687
675,000	AK Steel Corp., 7.875% due 2/15/09	654,750
575,000	Anchor Glass Container Corp., Secured Notes, 11.000% due 2/15/13	658,375
600,000	Appleton Papers Inc., Sr. Sub. Notes, 9.750% due 6/15/14 (b)	609,000
700,000	Applied Extrusion Technologies, Inc., Series B, 10.750% due 7/1/11 (c)	427,000
650,000	BCP Caylux Holdings Luxembourg SCA, Sr. Sub. Notes, 9.625% due 6/15/14 (b)	701,188
525,000	Berry Plastics Corp., 10.750% due 7/15/12	590,625
575,000	Bowater Inc., Debentures, 9.500% due 10/15/12	656,279
	Buckeye Technologies Inc., Sr. Sub. Notes:
450,000	9.250% due 9/15/08	452,250
350,000	8.000% due 10/15/10	347,375
500,000	Equistar Chemicals L.P., Sr. Notes, 10.625% due 5/1/11	565,000
500,000	Huntsman Advanced Materials LLC, Secured Notes, 11.000% due 7/15/10 (b)	572,500
1,125,000	Huntsman International LLC, 10.125% due 7/1/09	1,164,375
600,000	IMCO Recycling Inc., Secured Notes, 10.375% due 10/15/10	645,000
525,000	Innophos Inc., Sr. Sub. Notes, 8.875% due 8/15/14 (b)	548,625
800,000	ISP Chemco Inc., Series B, 10.250% due 7/1/11	894,000
500,000	Ispat Inland ULC, Secured Notes, 9.750% due 4/1/14 (b)	536,250
575,000	Koppers Inc., 9.875% due 10/15/13	635,375
	Lyondell Chemical Co.:
250,000	9.500% due 12/15/08	268,438
	Secured Notes:
325,000	11.125% due 7/15/12	371,313
50,000	Series B, 9.875% due 5/1/07	52,938
450,000	Methanex Corp., Sr. Notes, 8.750% due 8/15/12	515,250
	Millennium America Inc.:
415,000	9.250% due 6/15/08	454,425
375,000	Sr. Notes, 9.250% due 6/15/08 (b)	410,625
200,000	Mueller Group, Inc., Sr. Sub. Notes, 10.000% due 5/1/12 (b)	216,500
300,000	Mueller Holdings, Inc., Discount Notes, (zero coupon until 4/15/09, 14.750% thereafter), due 4/15/14 (b)	192,000
625,000	Nalco Co., Sr. Sub. Notes, 8.875% due 11/15/13 (b)	677,344
700,000	Newark Group, Inc., Sr. Sub. Notes, 9.750% due 3/15/14 (b)	682,500
125,000	OM Group, Inc., 9.250% due 12/15/11	129,375
875,000	Plastipak Holdings, Inc., 10.750% due 9/1/11	949,375
300,000	Pliant Corp., Secured Notes, 11.125% due 9/1/09	323,250
650,000	Portola Packaging, Inc., Sr. Notes, 8.250% due 2/1/12	568,750
500,000	Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10	422,500

	See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Schedule of Investments (continued)
August 31, 2004

Face Amount	Security(a)	Value
Basic Industries — 13.1% (continued)
	Resolution Performance Products, Inc.:
$250,000	Secured Notes, 9.500% due 4/15/10	$261,250
550,000	Sr. Sub. Notes, 13.500% due 11/15/10	536,250
	Rhodia S.A.:
50,000	Sr. Notes, 10.250% due 6/1/10	51,250
900,000	Sr. Sub. Notes, 8.875% due 6/1/11	765,000
600,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	579,000
900,000	Stone Container Finance, 7.375% due 7/15/14 (b)	933,750
	Tekni-Plex, Inc.:
500,000	Secured Notes, 8.750% due 11/15/13 (b)	482,500
100,000	Series B, 12.750% due 6/15/10	97,000
	Tembec Industries, Inc.:
875,000	8.625% due 6/30/09	916,563
400,000	8.500% due 2/1/11	423,000
575,000	Westlake Chemical Corp., 8.750% due 7/15/11	642,563
		24,236,550
Consumer Cyclicals — 7.5%
650,000	AMF Bowling Worldwide, Inc., Sr. Sub. Notes, 10.000% due 3/1/10 (b)	679,250
575,000	Buffets Inc., Sr. Sub. Notes, 11.250% due 7/15/10	606,625
675,000	Cinemark Inc., Sr. Discount Notes, (zero coupon until 3/15/09, 9.750% thereafter), due 3/15/14	468,281
	Cole National Group, Inc., Sr. Sub. Notes:
250,000	8.625% due 8/15/07	255,312
450,000	8.875% due 5/15/12	492,750
650,000	Equinox Holdings Inc., Sr. Notes, 9.000% due 12/15/09 (b)	669,500
275,000	Eye Care Centers of America, Inc., 9.125% due 5/1/08	277,750
	Felcor Lodging L.P.:
117,000	10.000% due 9/15/08	123,581
290,000	9.000% due 6/1/11	317,550
	Host Marriott L.P.:
125,000	Series I, 9.500% due 1/15/07	140,000
525,000	Sr. Notes, 7.125% due 11/1/13	536,812
675,000	Interface, Inc., Sr. Sub. Notes, 9.500% due 2/1/14	695,250
500,000	John Q. Hammons Hotels L.P., 1st Mortgage, Series B, 8.875% due 5/15/12	558,750
600,000	Leslie’s Poolmart, Sr. Notes, Series B, 10.375% due 7/15/08	615,000
	Levi Strauss & Co., Sr. Notes:
565,000	11.625% due 1/15/08	587,600
300,000	12.250% due 12/15/12	312,750
	MeriStar Hospitality Corp.:
150,000	9.000% due 1/15/08	155,250
600,000	9.125% due 1/15/11	621,000
400,000	Oxford Industries, Inc., Sr. Notes, 8.875% due 6/1/11 (b)	430,000
375,000	PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due 11/1/11	425,625

	See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Schedule of Investments (continued)
August 31, 2004

Face Amount	Security(a)	Value
Consumer Cyclicals — 7.5% (continued)
$550,000	Prime Hospitality Corp., Sr. Sub. Notes, Series B, 8.375% due 5/1/12	$635,250
	Saks Inc.:
50,000	7.500% due 12/1/10	53,000
225,000	9.875% due 10/1/11	268,875
725,000	Sbarro, Inc., 11.000% due 9/15/09	657,938
	Six Flags, Inc., Sr. Notes:
200,000	9.750% due 4/15/13	187,000
175,000	9.625% due 6/1/14	163,188
700,000	Starwood Hotels & Resorts Worldwide, Inc., 7.875% due 5/1/12	787,500
600,000	Tommy Hilfiger USA, Inc., 6.850% due 6/1/08	616,500
1,400,000	WH Holdings, Ltd., Sr. Notes, 9.500% due 4/1/11	1,505,000
		13,842,887
Consumer Non-Cyclicals — 12.9%
575,000	aaiPharma Inc., 11.500% due 4/1/10	401,062
250,000	Ahold Finance U.S.A., Inc., Notes, 8.250% due 7/15/10	275,625
625,000	AKI Inc., Sr. Notes, 10.500% due 7/1/08	646,094
600,000	AmeriPath, Inc., 10.500% due 4/1/13	618,000
525,000	Ameristar Casinos, Inc., 10.750% due 2/15/09	594,562
502,000	Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08	496,980
325,000	Athena Neurosciences Finance LLC, 7.250% due 2/21/08	325,000
	Caesars Entertainment Inc., Sr. Sub. Notes:
625,000	7.875% due 12/15/05	660,156
425,000	8.875% due 9/15/08	482,375
700,000	Curative Health Services, Inc., Sr. Notes, 10.750% due 5/1/11 (b)	647,500
500,000	Del Monte Corp., Sr. Sub. Notes, 8.625% due 12/15/12	558,750
	Doane Pet Care Co.:
100,000	10.750% due 3/1/10	106,500
600,000	Sr. Sub. Notes, 9.750% due 5/15/07	562,500
650,000	Elan Pharmaceutical Investment III, Series B, 7.720% due 3/15/05	656,500
450,000	Extendicare Health Services, Inc., 9.500% due 7/1/10	505,125
675,000	FTD, Inc., 7.750% due 2/15/14.	661,500
450,000	Hines Nurseries, Inc., 10.250% due 10/1/11	474,750
750,000	Home Interiors & Gifts, Inc., 10.125% due 6/1/08	648,750
650,000	IASIS Healthcare Corp., Sr. Sub. Notes, 8.750% due 6/15/14 (b)	685,750
625,000	Icon Health & Fitness, Inc., 11.250% due 4/1/12	684,375
600,000	Inn of the Mountain Gods Resort & Casino, Sr. Notes, 12.000% due 11/15/10	681,000
325,000	InSight Health Services, Corp., Series B, 9.875% due 11/1/11	330,687
500,000	Jafra Cosmetics International Inc., 10.750% due 5/15/11	573,750
375,000	Jean Coutu Group, Inc., Sr. Sub. Notes, 8.500% due 8/1/14 (b)	379,687
500,000	Kerzner International Ltd., 8.875% due 8/15/11	551,250
575,000	Leiner Health Products, Inc., Sr. Sub. Notes, 11.000% due 6/1/12 (b)	603,750

	See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Schedule of Investments (continued)
August 31, 2004

Face Amount	Security(a)	Value
Consumer Non-Cyclicals — 12.9% (continued)
	MGM MIRAGE:
$750,000	9.750% due 6/1/07	$834,375
400,000	Sr. Notes, 6.750% due 9/1/12 (b)	410,000
700,000	Omega Healthcare Investors, Inc., Sr. Notes, 7.000% due 4/1/14 (b)	689,500
675,000	Pinnacle Entertainment, Inc., Sr. Sub. Notes, 8.250% due 3/15/12	681,750
625,000	Pinnacle Foods Holding Corp., Sr. Sub. Notes, 8.250% due 12/1/13 (b)	598,438
475,000	Playtex Products, Inc., 9.375% due 6/1/11	485,094
825,000	Rite Aid Corp., Sr. Notes, 7.625% due 4/15/05	853,875
600,000	Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14 (b)	622,500
350,000	Sola International Inc., Notes, 6.875% due 3/15/08	362,593
150,000	Station Casinos, Inc., Sr. Sub. Notes, 6.875% due 3/1/16	150,563
374,000	Tempur-Pedic Inc. & Tempur Production U.S.A. Inc., Sr. Sub. Notes, 10.250% due 8/15/10	422,620
	Tenet Healthcare Corp.:
750,000	Notes, 7.375% due 2/1/13	697,500
	Sr. Notes:
250,000	6.500% due 6/1/12	222,500
300,000	6.875% due 11/15/31	238,500
875,000	United Industries Corp., Series D, 9.875% due 4/1/09	920,938
575,000	Vanguard Health Systems, Inc., 9.750% due 8/1/11	669,875
550,000	Venetian Casino Resort, LLC, 11.000% due 6/15/10	629,063
600,000	VWR International, Inc., Sr. Sub. Notes, 8.000% due 4/15/14 (b)	622,500
		23,924,162
Energy — 4.7%
	Dynegy Holdings Inc.:
	Debentures:
800,000	7.125% due 5/15/18	668,000
750,000	7.625% due 10/15/26	622,500
650,000	Secured Notes, 9.875% due 7/15/10 (b)	728,000
	El Paso Corp.:
825,000	Notes, 7.875% due 6/15/12	798,187
	Sr. Notes:
675,000	7.800% due 8/1/31	573,750
875,000	7.750% due 1/15/32	747,031
812,000	Magnum Hunter Resources, Inc., 9.600% due 3/15/12	919,590
1,200,000	PEMEX Project Funding Master Trust, 6.125% due 8/15/08	1,269,000
200,000	Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12	221,000
	The Williams Cos., Inc.:
	Notes:
300,000	7.625% due 7/15/19	325,500
1,250,000	7.875% due 9/1/21	1,360,938
200,000	8.750% due 3/15/32	225,500
125,000	Sr. Notes, 8.625% due 6/1/10	145,625
		8,604,621

	See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Schedule of Investments (continued)

August 31, 2004

Face Amount	Security(a)	Value
Financial — 0.0%
$987,700	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19 (c)(d)	$0
Housing Related — 1.3%
1,250,000	Associated Materials Inc., Sr. Discount Notes, (zero coupon until 3/1/09, 11.250%
	thereafter), due 3/1/14 (b)	890,625
400,000	Collins & Aikman Floor Cover, Series B, 9.750% due 2/15/10	412,000
650,000	Ply Gem Industries, Inc., Sr. Sub. Notes, 9.000% due 2/15/12 (b)	656,500
350,000	THL Buildco Inc., Sr. Sub. Notes, 8.500% due 9/1/14 (b)	366,625
		2,325,750
Manufacturing — 3.6%
725,000	Blount Inc., 13.000% due 8/1/09	776,656
300,000	Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (b)	333,000
575,000	Eagle-Picher Industries, Inc., Sr. Notes, 9.750% due 9/1/13	622,437
275,000	General Binding Corp., 9.375% due 6/1/08	282,562
325,000	Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (b)	331,500
325,000	Keystone Automotive Operations Inc., Sr. Sub. Notes, 9.750% due 11/1/13	351,812
750,000	L-3 Communications Corp., 7.625% due 6/15/12	815,625
500,000	Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08 (c)(d)	7,500
300,000	NMHG Holding Co., 10.000% due 5/15/09	331,500
675,000	Sensus Metering Systems Inc., Sr. Sub. Notes, 8.625% due 12/15/13 (b)	664,875
450,000	Sequa Corp., Sr. Notes, 9.000% due 8/1/09	492,750
	Tenneco Automotive Inc., Series B:
225,000	11.625% due 10/15/09	241,313
300,000	Secured Notes, 10.250% due 7/15/13	348,750
700,000	Terex Corp., Series B, 10.375% due 4/1/11	792,750
	TRW Automotive Inc.:
134,000	Sr. Notes, 9.375% due 2/15/13	155,105
49,000	Sr. Sub. Notes, 11.000% due 2/15/13	59,535
		6,607,670
Media and Cable — 7.4%
675,000	Atlantic Broadband Finance LLC, Sr. Sub. Notes, 9.375% due 1/15/14 (b)	639,562
100,000	Cablevision Systems Corp., Sr. Notes, 8.000% due 4/15/12 (b)	103,000
	Charter Communications Holdings, LLC:
	Sr. Discount Notes:
1,255,000	9.920% due 4/1/11	997,725
10,000	Zero coupon until 1/15/05, (11.750% thereafter), due 1/15/10	8,100
1,050,000	Zero coupon until 1/15/06, (13.500% thereafter), due 1/15/11	771,750
1,075,000	Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11	688,000
	Sr. Notes:
250,000	8.250% due 4/1/07	228,750
250,000	10.250% due 1/15/10	206,875
1,100,000	CSC Holdings Inc., Sr. Sub. Debentures, 10.500% due 5/15/16	1,256,750

	See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Schedule of Investments (continued)

August 31, 2004

Face Amount	Security(a)	Value
Media and Cable — 7.4% (continued)
$225,000	Dex Media East LLC/Dex Media East Finance Co., 9.875% due 11/15/09	$259,875
975,000	Dex Media Inc., Discount Notes, (zero coupon until 11/15/08, 9.000% thereafter), due 11/15/13 (b)	719,062
635,000	Dex Media West LLC/Dex Media Finance Co., Sr. Sub. Notes, Series B, 9.875% due 8/15/13	733,425
500,000	DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13	571,250
504,000	EchoStar DBS Corp., Sr. Notes, 9.125% due 1/15/09	556,920
424,110	Hollinger Participation Trust, Sr. Notes, Payment-in-Kind, 12.125% due 11/15/10 (b)	475,949
325,000	Houghton Mifflin Co., Sr. Discount Notes, (zero coupon until 10/15/08, 11.500% thereafter), due 10/15/13	193,781
600,000	Insight Midwest, L.P., Sr. Notes, 10.500% due 11/1/10	652,500
300,000	Interep National Radio Sales, Inc., Series B, 10.000% due 7/1/08	235,875
650,000	Lodgenet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13	713,375
50,000	Mediacom Broadband LLC, 11.000% due 7/15/13	54,375
650,000	Mediacom LLC, Sr. Notes, 9.500% due 1/15/13	640,250
550,000	NextMedia Operating, Inc., 10.750% due 7/1/11	618,750
300,000	PanAmSat Corp., 9.000% due 8/15/14 (b)	314,250
375,000	Radio One, Inc., Series B, 8.875% due 7/1/11	417,656
	R.H. Donnelley Finance Corp. I:
225,000	10.875% due 12/15/12	267,188
100,000	10.875% due 12/15/12 (b)	118,750
600,000	Spanish Broadcasting System, Inc., 9.625% due 11/1/09	635,250
585,000	Yell Finance B.V., 10.750% due 8/1/11	687,375
		13,766,368
Services and Other — 2.1%
175,000	Allied Security Escrow Corp., Sr. Sub. Notes, 11.375% due 7/15/11 (b)	185,500
	Allied Waste North America, Inc., Series B:
225,000	9.250% due 9/1/12	253,687
1,025,000	Sr. Notes, 7.375% due 4/15/14	1,000,656
350,000	Brand Services, Inc., 12.000% due 10/15/12	400,750
600,000	Cenveo Corp., Sr. Sub. Notes, 7.875% due 12/1/13	574,500
1,250,000	The Holt Group, Inc., 9.750% due 1/15/06 (c)(d)	0
600,000	Iron Mountain Inc., 7.750% due 1/15/15	627,000
400,000	Muzak LLC, Sr. Notes, 10.000% due 2/15/09	358,000
2,000,000	Safety-Kleen Services, Inc., 9.250% due 6/1/08 (c)	5,000
450,000	SITEL Corp., 9.250% due 3/15/06	452,250
		3,857,343
Technology — 1.3%
300,000	Amkor Technology Inc., Sr. Sub. Notes, 10.500% due 5/1/09	273,000
1,700,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	1,343,000
725,000	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	739,500
		2,355,500

	See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Schedule of Investments (continued)

August 31, 2004

Face Amount	Security(a)	Value
Telecommunications — 5.4%
	Alamosa (Delaware) Inc.:
$308,000	11.000% due 7/31/10	$338,800
339,000	Zero coupon until 7/31/05, (12.000% thereafter), due 7/31/09	339,000
	American Tower Corp., Sr. Notes:
850,000	9.375% due 2/1/09	911,625
200,000	7.500% due 5/1/12 (b)	203,000
365,000	American Tower Escrow Corp., Discount Notes, zero coupon due 8/1/08	274,206
	Crown Castle International Corp., Sr. Notes:
1,000,000	10.750% due 8/1/11	1,127,500
225,000	Series B, 7.500% due 12/1/13	226,125
1,475,000	Nextel Communications, Inc., Sr. Notes, 7.375% due 8/1/15	1,548,750
1,025,000	Qwest Corp., Notes, 9.125% due 3/15/12 (b)	1,104,438
	Qwest Services Corp., Notes:
1,000,000	14.000% due 12/15/10 (b)	1,167,500
481,000	14.500% due 12/15/14 (b)	573,593
	SBA Communications Corp.:
150,000	Sr. Discount Notes, zero coupon until 12/15/07, (9.750% thereafter), due 12/15/11	117,750
575,000	Sr. Notes, 10.250% due 2/1/09	608,063
275,000	SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10	288,750
	UbiquiTel Operating Co.:
150,000	Sr. Notes, 9.875% due 3/1/11	154,500
575,000	Zero coupon until 4/15/05, (14.000% thereafter), due 4/15/10	592,250
500,000	Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13	516,250
		10,092,100
Transportation — 0.4%
	Continental Airlines, Inc., Pass-Through Certificates:
324,659	Series 00-2, 8.312% due 4/2/11	238,973
333,619	Series 981C, 6.541% due 9/15/08	286,470
225,000	General Maritime Corp., Sr. Notes, 10.000% due 3/15/13	253,406
		778,849
Utilities — 4.6%
	The AES Corp., Sr. Notes:
400,000	8.750% due 6/15/08	433,000
175,000	9.500% due 6/1/09	195,562
300,000	9.375% due 9/15/10	335,250
400,000	7.750% due 3/1/14	405,000
550,000	Allegheny Energy Supply Statutory Trust 2001, Secured Notes, 10.250% due 11/15/07 (b)	607,750
850,000	Calpine Canada Energy Finance ULC, 8.500% due 5/1/08	546,125
750,000	Calpine Corp., Secured Notes, 8.500% due 7/15/10 (b)	592,500
350,000	Calpine Generating Co. LLC, Secured Notes, 10.250% due 4/1/11 (b)(e)	309,750

	See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Schedule of Investments (continued)
August 31, 2004

Face Amount	Security(a)	Value
Utilities — 4.6% (continued)
	Edison Mission Energy, Sr. Notes:
$50,000	10.000% due 8/15/08	$58,250
1,100,000	7.730% due 6/15/09	1,157,750
300,000	9.875% due 4/15/11	345,750
950,000	Mirant Americas Generation, LLC, Sr. Notes, 9.125% due 5/1/31 (c)	790,875
1,200,000	NRG Energy, Inc., Secured Notes, 8.000% due 12/15/13 (b)	1,266,000
	Reliant Energy, Inc., Secured Notes:
725,000	9.250% due 7/15/10	797,500
550,000	9.500% due 7/15/13	610,500
		8,451,562
	Total Corporate Notes and Bonds (Cost — $117,696,245)	118,843,362
Convertible Notes and Bonds — 0.3%
Technology — 0.1%
475,000	Sanmina-SCI Corp., Sub. Debentures, zero coupon due 9/12/20	251,156
Telecommunications — 0.2%
325,000	American Tower Corp., Notes, 5.000% due 2/15/10	320,937
	Total Convertible Notes and Bonds (Cost — $385,587)	572,093
Sovereign Bonds — 74.6%
Argentina — 1.3%
4,725,000	Republic of Argentina, Discount Bond, Series L-GL, 2.4375% due 3/31/23 (c)(e)	2,433,375
Brazil — 19.7%
	Federal Republic of Brazil:
1,075,000	10.500% due 7/14/14	1,154,013
4,115,000	12.250% due 3/6/30	4,845,412
9,030,000	11.000% due 8/17/40	9,666,615
13,135,039	C Bond, 8.000% due 4/15/14	12,864,129
5,294,118	DCB, Series L, 2.125% due 4/15/12 (e)	4,784,559
3,211,535	FLIRB, Series L, 2.0625% due 4/15/09 (e)	3,115,189
		36,429,917
Bulgaria — 0.7%
	Republic of Bulgaria:	796,656
650,000	8.250% due 1/15/15	431,710
432,250	IAB, 2.750% due 7/28/11 (e)	1,228,366

	See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Schedule of Investments (continued)
August 31, 2004

Face Amount	Security(a)	Value
Colombia — 3.8%
	Republic of Colombia:
$1,312,000	8.625% due 4/1/08	$1,438,280
2,000,000	10.000% due 1/23/12	2,240,000
1,925,000	10.750% due 1/15/13	2,223,375
950,000	11.750% due 2/25/20	1,162,562
		7,064,217
Costa Rica — 0.3%
550,000	Republic of Costa Rica, 6.914% due 1/31/08 (b)	564,162
Dominican Republic — 0.1%
280,000	Dominican Republic, 9.500% due 9/27/06	215,600
Ecuador — 5.5%
	Republic of Ecuador:
5,750,000	12.000% due 11/15/12	5,623,500
5,710,000	8.000% due 8/15/30 (e)	4,503,763
		10,127,263
El Salvador — 0.3%
525,000	Republic of El Salvador, 7.750% due 1/24/23	562,065
Germany — 1.0%
1,650,000	Aries Vermoegensverwaltungs GmbH, Russian Federation Sovereign Credit-Linked Notes, Series C, 9.600% due 10/24/14 (b)	1,856,250
Malaysia — 0.4%
625,000	Malaysia, 8.750% due 6/1/09	751,713
Mexico — 12.3%
	United Mexican States:
2,750,000	6.375% due 1/16/13	2,894,375
2,747,000	5.875% due 1/15/14	2,785,458
11,045,000	6.625% due 3/3/15	11,657,998
250,000	11.375% due 9/15/16	366,563
4,450,000	8.300% due 8/15/31	5,109,713
		22,814,107

	See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Schedule of Investments (continued)
August 31, 2004

Face Amount	Security(a)	Value
Panama — 0.7%
	Republic of Panama:
$425,000	9.625% due 2/8/11	$486,625
580,000	9.375% due 1/16/23	632,200
150,000	9.375% due 4/1/29	168,375
		1,287,200
Peru — 2.1%
	Republic of Peru:
2,800,000	8.750% due 11/21/33	2,702,000
1,335,000	FLIRB, 4.500% due 3/7/17 (e)	1,161,450
		3,863,450
The Philippines — 3.1%
	Republic of the Philippines:
1,550,000	9.375% due 1/18/17	1,640,055
3,550,000	10.625% due 3/16/25	3,927,188
211,556	FLIRB, Series B, 2.4375% due 6/1/08 (e)	196,218
		5,763,461
Russia — 15.5%
	Russian Federation:
4,510,000	11.000% due 7/24/18	5,908,100
475,000	12.750% due 6/24/28	722,000
22,995,540	5.000% due 3/31/30 (e)	22,046,974
		28,677,074
South Africa — 1.2%
	Republic of South Africa:
425,000	9.125% due 5/19/09	507,078
1,625,000	6.500% due 6/2/14	1,718,438
		2,225,516
Turkey — 3.8%
	Republic of Turkey:
350,000	11.750% due 6/15/10	432,250
3,775,000	11.500% due 1/23/12	4,662,125
425,000	11.000% due 1/14/13	518,500
550,000	9.500% due 1/15/14	621,500
575,000	11.875% due 1/15/30	782,000
		7,016,375

	See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Schedule of Investments (continued)
August 31, 2004

Face Amount	Security(a)	Value
Venezuela — 2.8%
	Republic of Venezuela:
$2,465,000	5.375% due 8/7/10	$2,161,189
1,600,000	9.250% due 9/15/27	1,494,000
1,525,000	9.375% due 1/13/34	1,406,050
		5,061,239
	Total Sovereign Bonds (Cost — $131,120,312)	137,941,350

Loan Participations (e)(f) — 3.1%
5,868,749	Kingdom of Morocco, Tranche A, 2.7813% due 1/2/09 (J.P. Morgan Chase & Co., UBS Paine Webber Inc.) (Cost — $5,722,475)	5,780,718
Shares
Common Stock (g) — 2.2%
12,166	Axiohm Transaction Solutions, Inc. (d)	0
5	Glasstech Inc. (d)	0
10,194	Mattress Discounters Co. (d)	0
29,465	NTL Inc.	1,600,244
27,170	SpectraSite, Inc.	1,221,020
57,202	Telewest Global Inc.	660,683
93,544	UnitedGlobalCom, Inc., Class A Shares	636,099
	Total Common Stock (Cost — $5,506,460)	4,118,046

Escrow Shares (d)(g) — 0.0%
1,750,000	Breed Technologies, Inc.	0
1,000,000	Imperial Sugar Co.	0
625,000	Pillowtex Corp.	0
397,208	Vlasic Foods International Inc.	35,749
	Total Escrow Shares (Cost — $0)	35,749

	See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Schedule of Investments (continued)
August 31, 2004

Shares	Security(a)	Value
Preferred Stock — 0.3%
902	Alamosa Holdings, Inc., Series B, 7.500% due 7/31/13	$566,231
12	Anvil Holdings Inc., Series B, 13.000% (g)	123
5	Glasstech Inc. (d)(g)	0
	TCR Holding Corp. (d)(g):
4,091	Class B	4
2,250	Class C	2
5,932	Class D	6
12,271	Class E	12
	Total Preferred Stock (Cost — $275,630)	566,378

Warrants/ Rights
Warrants and Rights (g) — 0.1%
365	American Tower Escrow Corp., (Exercise price of $0.01 per share expiring on 8/1/08. Each warrant exercisable for 14.095 shares of common stock.) (b)	67,708
1,837,246	ContiFinancial Corp., Units of Interest, (Represents interests in a trust in the liquidation of ContiFinancial Corp. and its affiliates.)	36,745
1,000	Mattress Discounters Co., (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.850 shares of Class A common stock and 0.539 shares of Class L common stock.) (d)	0
300	Mueller Holdings, Inc., (Exercise price of $0.01 per share expiring on 4/15/14. Each warrant exercisable for 109.820 shares of common stock.)	18,000
4,202	Pillowtex Corp., (Exercise price of $28.99 per share expiring on 11/24/09. Each warrant exercisable for 1 share of common stock.) (d)	4
750	UbiquiTel Operating Co., (Exercise price of $22.74 per share expiring on 4/15/10. Each warrant exercisable for 5.965 shares of common stock.) (b)	7
192,000	United Mexican States Rights	4,704
39,270	Venezuela Discount Rights (d)	0
	Total Warrants and Rights (Cost — $100,273)	127,168

	See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Schedule of Investments (continued)
August 31, 2004

Face Amount	Security(a)	Value
Repurchase Agreements — 0.8%
$490,000	Merrill Lynch Government Securities Inc. dated 8/31/04, 1.570% due 9/1/04; Proceeds at maturity — $490,021; (Fully collateralized by various U.S government agency obligations, 0.000% to 2.500% due 11/17/04 to 2/24/06; Market value — $499,800)	$490,000
1,000,000	UBS Securities LLC dated 8/31/04, 1.580% due 9/1/04; Proceeds at maturity — $1,000,044; (Fully collateralized by various U.S. government agency obligations, 0.000% to 9.800% due 10/22/04 to 3/1/26; Market value — $1,020,003)	1,000,000
	Total Repurchase Agreements (Cost — $1,490,000)	1,490,000
	Total Investments — 145.7% (Cost — $262,296,982*)	269,474,864
	Liabilities in Excess of Other Assets — (45.7)%	(84,538,751)
	Net Assets — 100.0%	$184,936,113

______________

(a) All securities segregated as collateral pursuant to loan agreement and/or reverse repurchase agreements.

(b)        Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c) Security is currently in default.
(d) Security is valued in good faith at fair value by or under the direction of the Board of Directors.
(e) Interest rate shown reflects current rate on instruments with variable rate or step coupon rates.
(f) Participation interests were acquired through the financial institutions indicated parenthetically.
(g) Non-income producing security.
* Aggregate cost for Federal income tax purposes is $262,589,877.

Abbreviations used in this schedule:
C Bond — Capitalization Bond
DCB — Debt Conversion Bond
FLIRB — Front-Loaded Interest Reduction Bond
IAB — Interest in Arrears Bond

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Statement of Assets and Liabilities
August 31, 2004

ASSETS:
Investments, at value (Cost — $262,296,982)	$269,474,864
Cash	164,095
Interest receivable	5,258,588
Receivable for securities sold	12,390
Prepaid expenses	5,281
Total Assets	274,915,218

LIABILITIES:
Loan payable (Note 4)	59,124,414
Payable for open reverse repurchase agreement (Note 3)	29,477,329
Payable for securities purchased	773,782
Interest payable (Notes 3 and 4)	287,765
Management fee payable	160,464
Accrued expenses	155,351
Total Liabilities	89,979,105
Total Net Assets	$184,936,113

NET ASSETS:
Common stock ($0.001 par value, 100,000,000 shares authorized; 15,200,648 shares outstanding)	$15,201
Capital paid in excess of par value	204,701,905
Overdistributed net investment income	(262,819)
Accumulated net realized loss from investment transactions	(26,696,056)
Net unrealized appreciation of investments	7,177,882
Total Net Assets	$184,936,113
Net Asset Value, Per Share ($184,936,113 ÷ 15,200,648 shares outstanding)	$12.17

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Statement of Operations

For the Year Ended August 31, 2004

INVESTMENT INCOME:
Interest	$21,358,177
Dividends	38,867
Total Investment Income	21,397,044
EXPENSES:
Management fee (Note 2)	1,911,635
Interest expense (Notes 3 and 4)	1,542,218
Audit and legal	124,215
Shareholder communications	78,694
Custody	73,235
Directors’ fees	43,227
Transfer agency services	32,076
Stock exchange listing fees	28,478
Insurance	986
Other	11,047
Total Expenses	3,845,811
Net Investment Income	17,551,233
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net realized gain from investment transactions	15,770,816
Net decrease in unrealized appreciation on investments	(2,663,628)
Net Gain on Investments	13,107,188
Increase in Net Assets From Operations	$30,658,421

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Statements of Changes in Net Assets
For the Years Ended August 31,

	2004	2003
OPERATIONS:
Net investment income	$17,551,233	$19,639,772
Net realized gain	15,770,816	10,658,635
Increase (decrease) in net unrealized appreciation	(2,663,628)	31,205,850
Increase in Net Assets From Operations	30,658,421	61,504,257
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(21,573,390)	(21,411,087)
Decrease in Net Assets From Distributions to Shareholders	(21,573,390)	(21,411,087)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of dividends (110,997 and 126,042 shares issued, respectively)	1,500,444	1,406,757
Increase in Net Assets From Capital Share Transactions	1,500,444	1,406,757
Increase in Net Assets	10,585,475	41,499,927
NET ASSETS:
Beginning of year	174,350,638	132,850,711
End of year*	$184,936,113	$174,350,638
*Includes overdistributed net investment income of:	$(262,819)	$(302,264)

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Statement of Cash Flows

For the Year Ended August 31, 2004

CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:

Interest and dividends received	$18,848,371
Operating expenses paid	(2,327,630)
Net purchases of short-term investments	(1,095,000)
Purchases of long-term investments	(190,891,010)
Proceeds from disposition of long-term investments	167,719,487
Interest paid	(1,494,894)
Net Cash Used By Operating and Investing Activities	(9,240,676)

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(21,573,390)
Proceeds from reverse repurchase agreements	29,477,329
Proceeds from reinvestment of dividends	1,500,444
Net Cash Provided By Financing Activities	9,404,383

Net Increase in Cash	163,707
Cash, Beginning of year	388
Cash, End of year	$164,095

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:
Increase in Net Assets From Operations	$30,658,421
Accretion of discount on investments	(2,703,631)
Amortization of premium on investments	373,170
Capitalized income on Payment-in-kind investments	(24,110)
Increase in investments, at value	(38,742,447)
Increase in interest receivable	(194,102)
Decrease in receivable for securities sold	594,954
Decrease in prepaid expenses	6,822
Increase in payable for securities purchased	773,782
Increase in interest payable	47,324
Decrease in accrued expenses	(30,859)
Total Adjustments	(39,899,097)
Net Cash Flows Used By Operating and Investing Activities	$(9,240,676)

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Financial Highlights

For a share of common stock outstanding throughout each year ended August 31, unless otherwise noted:

	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$11.55	$8.88	$10.77	$11.94	$10.98
Income (Loss) From Operations:
Net investment income(1)	1.15	1.30	1.36	1.38	1.44
Net realized and unrealized gain (loss)(1)	0.89	2.79	(1.83)	(1.12)	0.95
Total Income (Loss) From Operations	2.04	4.09	(0.47)	0.26	2.39
Less Distributions From:
Net investment income	(1.43)	(1.43)	(1.38)	(1.42)	(1.43)
Capital	—	—	(0.05)	(0.01)	—
Total Distributions	(1.43)	(1.43)	(1.43)	(1.43)	(1.43)
Increase in Net Asset Value Due to Shares Issued on Reinvestment of Dividends	0.01	0.01	0.01	—	—
Net Asset Value, End of Year	$12.17	$11.55	$8.88	$10.77	$11.94
Market Value, End of Year	$14.03	$13.11	$10.43	$11.88	$11.6250
Total Return, Based on Market Value(2)	18.86%	42.71%	(0.25)%	16.26%	17.57%
Ratios to Average Net Assets:
Total expenses, including interest expense	2.11%	2.37%	3.24%	4.90%	4.95%
Total expenses, excluding interest expense (operating expenses)	1.27%	1.36%	1.43%	1.28%	1.30%
Net investment income(1)	9.64%	12.76%	13.80%	12.53%	12.53%
Portfolio Turnover Rate	69%	91%	129%	92%	111%
Net Assets, End of Year (000s)	$184,936	$174,351	$132,851	$159,797	$176,070
Loans Outstanding, End of Year (000s)	$59,124	$59,124	$59,124	$75,000	$75,000
Weighted Average Loans (000s)	$59,124	$59,124	$72,423	$75,000	$75,000
Weighted Average Interest Rate on Loans	2.41%	2.65%	3.71%	7.86%	8.28%

(1)

Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change for the year ended August 31, 2002, those amounts would have been $1.37, $1.84 and 13.87% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(2)

For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

See Notes to Financial Statements.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Salomon Brothers Global Partners Income Fund Inc. (“Fund”), was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) INVESTMENT VALUATION. In valuing the Fund’s assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors. When markets quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value.

(b) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that the custodian take possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Notes to Financial Statements (continued)

(c) REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price, marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that the equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. Reverse purchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase.

(d) LOAN PARTICIPATIONS. The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund’s investment in such loans are in the form of participations in the loans. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

(e) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount and premium on securities purchased is accreted and amortized on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

(f) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Notes to Financial Statements (continued)

investments. However, pursuant to U.S. Federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for Federal income tax purposes.

(g) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly. Net realized gains, if any, in excess of loss carryovers are expected to be distributed, at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as tax return of capital.

(h) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discount and amortizing premium on debt obligations.

(i) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(j) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed is determined in accordance with federal income tax regulations which may differ from GAAP. At August 31, 2004, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $3,670,902 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Management and Advisory Fees and Other Transactions

The Fund is a party to an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”). Pursuant to a Sub-Administration Agreement, SBAM has delegated certain administrative services to Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM. The sub-administration agreement

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Notes to Financial Statements (continued)

is between SBAM and SBFM. SBFM does not receive any compensation from the Fund for its services. The Fund pays SBAM a monthly fee at an annual rate of 1.05% of the Fund's average weekly net assets for its services. This fee is calculated daily and paid monthly.

Certain officers and/or directors of the Fund are also officers and/or directors of SBAM.

Note 3. Portfolio Activity

For the year ended August 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases	$191,664,792
Sales	$167,022,278

At August 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$16,063,775
Gross unrealized depreciation	(9,178,788)
Net unrealized appreciation	$6,884,987

At August 31, 2004, the Fund held loan participations with a total cost of $5,722,475 and a total market value of $5,780,718.

Transactions in reverse repurchase agreements for the Fund during the year ended August 31, 2004 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$8,343,593	1.35%	$29,477,329

Interest rates on reverse repurchase agreements ranged from 0.48% to 1.80% during the year ended August 31, 2004.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Notes to Financial Statements (continued)

In addition, at August 31, 2004, the Fund had the following open reverse repurchase agreements outstanding:

Face Amount	Security	Value
$713,000	Reverse Repurchase Agreement with J.P. Morgan Chase & Co., dated 7/2/04 bearing 0.850% to be repurchased at $719,145 on 7/2/05, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30; Market value $782,000	$713,000
14,250,000	Reverse Repurchase Agreement with J.P. Morgan Chase & Co., dated 8/12/04 bearing 1.800% to be repurchased at $14,510,063 on 8/12/05, collateralized by: $15,000,000 Russian Federation, 5.000% due 3/31/30; Market value $14,381,250	14,250,000
4,627,881	Reverse Repurchase Agreement with J.P. Morgan Chase & Co., dated 8/20/04 bearing 1.000% to be repurchased at $4,674,803 on 8/20/05, collateralized by: $4,000,000 Republic of Brazil, C Bond, 8.000% due 4/15/14; Market value $3,917,500	4,627,881
3,886,666	Reverse Repurchase Agreement with J.P. Morgan Chase & Co., dated 8/20/04 bearing 1.250% to be repurchased at $3,935,925 on 8/20/05, collateralized by: $4,000,000 Republic of Ecuador, 12.000% due 11/15/12; Market value $3,912,000	3,886,666
1,703,882	Reverse Repurchase Agreement with J.P. Morgan Chase & Co., dated 8/20/04 bearing 1.550% to be repurchased at $1,730,659 on 8/20/05, collateralized by: $2,000,000 Republic of Venezuela, 5.375% due 8/7/10; Market value $1,753,500	1,703,882
4,295,900	Reverse Repurchase Agreement with UBS Securities LLC, dated 8/20/04 bearing 1.550% to be repurchased at $4,363,411 on 8/20/05, collateralized by: $4,000,000 Republic of Brazil, 12.250% due 3/6/30; Market value $4,710,000	4,295,900
	Total Reverse Repurchase Agreements (Cost — $29,477,329)	$29,477,329

Note 4. Loan

At August 31, 2004, the Fund had $59,124,414 outstanding of an available $81,000,000 loan pursuant to a revolving credit and security agreement with CXC LLC (“CXC”), an affiliate of Citigroup. CXC, a commercial paper conduit issuer for Citicorp North America Inc., an affiliate of the adviser, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

Note 5. Credit Risk

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Notes to Financial Statements  (continued)

investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

The net asset value and/or market value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any loans outstanding.

Note 6. Dividends Subsequent to August 31, 2004

On August 19, 2004, the Board of Directors of the Fund declared three dividends each in the amount of $0.10375 per share, payable on September 24, October 29 and November 26, 2004, to shareholders of record on September 14, October 13 and November 16, 2004, respectively.

Note 7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2004	2003
Ordinary income	$21,573,390	$21,411,087

As of August 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Capital loss carryforward	(26,665,980	)*
Unrealized appreciation	6,884,987	**
Total accumulated losses	$(19,780,993)

*	On August 31, 2004, the Fund had a net capital loss carryforward of $26,665,980, of which $6,716,212 expires in 2009, $19,949,768 expires in 2010.

This amount will be available to offset like amounts of any future taxable gains. To the extent that these carryforward losses are used to offset capital gains, the gains so offset will not be distributed. However, if current year distributions exceed the required distribution amount as defined under the Internal Revenue Code of 1986, as amended, realized gains that have been offset by the carryforward losses may be taxable to shareholders.

**

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Notes to Financial Statements (continued)

Note 8. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Salomon Brothers Global Partners Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Global Partners Income Fund Inc. (the “Fund”) at August 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
October 22, 2004

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Global Partners Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address, and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Advised by SBAM(2) and Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Non-Interested Directors:

Carol L. Colman	Director and	Since	President, Colman	37	None
Colman Consulting Co.	Member of	2003	Consulting Co.
278 Hawley Road	the Nominating
North Salem, NY 10560	and Audit
Age 58	Committees,
	Class II

Daniel P. Cronin	Director and	Since	Formerly, Associate	34	None
24 Woodlawn Avenue	Member of	2003	General Counsel, Pfizer Inc.
New York, NY 10804	the Nominating
Age 58	and Audit
	Committees,
	Class I

Leslie H. Gelb	Director and	Since	President, Emeritus and	34	Director of two
150 East 69th Street	Member of the	1994	Senior Board Fellow,		registered
New York, NY 10021	Nominating		The Council on Foreign		investment companies
Age 66	and Audit		Relations; formerly,		advised by Advantage
	Committees,		Columnist Deputy		Advisers, Inc.
	Class II		Editorial Page Editor		(“Advantage”)
			and Editor, Op-Ed Page,
			The New York Times

William R. Hutchinson	Director and	Since	President, W.R.	44	Associated Banc-
535 N. Michigan Avenue	Member of the	2003	Hutchinson & Associates		Corp.
Suite 1012	Nominating		Inc.; Formerly Group
Chicago, IL 60611	and Audit		Vice President, Mergers
Age 61	Committees,		and Acquisitions, BP
	Class III		Amoco p.l.c.

Riordan Roett	Director and	Since	Professor and Director,	34	None
The Johns Hopkins University	Member of the	1993	Latin American Studies
1740 Massachusetts Avenue, NW	Nominating		Program, Paul H. Nitze
Washington, DC 20036	and Audit		School of Advanced
Age 65	Committees,		International Studies,
	Class I		The Johns Hopkins University

Jeswald W. Salacuse	Director and	Since	Henry J. Braker	34	Director of two
Tufts University	Member of the	1993	Professor of Commercial		registered
The Fletcher School of	Nominating		Law and formerly Dean,		investment companies
Law & Diplomacy	and Audit		The Fletcher School of		advised by Advantage
160 Packard Avenue	Committees,		Law & Diplomacy,
Medford, MA 02155	Class III		Tufts University
Age 66

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Advised by SBAM(2) and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Interested Directors:

R. Jay Gerken, CFA(3)	Director,	Since	Managing Director	221	None
Citigroup Asset Management	Chairman and	2002	of Citigroup Global
(“CAM”)	Chief Executive		Markets Inc. (“CGM”);
399 Park Avenue	Officer, Class III		Chairman, President,
4th Floor			Chief Executive Officer
New York, NY 10022			and Director of Smith
Age 53			Barney Fund Management
LLC (“SBFM”), Travelers
Investment Adviser,
Inc. (“TIA”) and Citi
Fund Management Inc.
(“CFM”); President and
Chief Executive Officer
of certain mutual funds
associated with
Citigroup Inc.
(“Citigroup”); Formerly
Portfolio Manager of
Smith Barney Allocation
Series Inc. (from 1996
to 2001) and Smith
Barney Growth and
Income Fund (from 1996
to 2001)

Officers:

Peter J. Wilby, CFA	President	Since	Managing Director of	N/A	N/A
CAM		2002	CGM and Salomon
399 Park Avenue	Executive Vice	1994-	Brothers Asset
4th Floor	President	2002	Management Inc (“SBAM”)
New York, NY 10022
Age 45

Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior	N/A	N/A
CAM	President and	2003	Vice President and
125 Broad Street, 11th Floor	Chief		Chief Administrative
New York, NY 10004	Administrative		Officer of mutual funds
Age 47	Officer		associated with
Citigroup; Treasurer of
certain mutual funds
associated with
Citigroup; Head of
International Funds
Administration of CAM
(from 2001 to 2003);
Director of Global
Funds Administration of
CAM (from 2000 to
2001); Head of U.S.
Citibank Funds
Administration of CAM
(from 1998 to 2000)

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Advised by SBAM(2) and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Frances M. Guggino	Chief Financial	Since	Vice President of CGM;	N/A	N/A
CAM	Officer and	2000	Chief Financial Officer
125 Broad Street, 10th Floor	Treasurer		and Treasurer of certain
New York, NY 10004			mutual funds associated
Age 46			with Citigroup; Controller
of certain mutual funds
associated with Citigroup
(from 2002 to 2004)

James E. Craige, CFA	Executive Vice	Since	Managing Director of	N/A	N/A
CAM	President	1999	CGM and SBAM
399 Park Avenue
New York, NY 10022
Age 37

Thomas K. Flanagan, CFA	Executive Vice	Since	Managing Director of	N/A	N/A
CAM	President	1994	CGM and SBAM
399 Park Avenue
New York, NY 10022
Age 50

Beth A. Semmel, CFA	Executive Vice	Since	Managing Director of	N/A	N/A
CAM	President	1998	CGM and SBAM
399 Park Avenue
New York, NY 10022
Age 43

Andrew Beagley	Chief Compliance	Since	Director of CGM (since	N/A	N/A
CAM	Officer	2004	2000); Director of
399 Park Avenue, 4th Floor			Compliance, North
New York, NY 10022			America, CAM (since
Age 40			2000); Chief Anti-Money
Laundering Compliance
Officer, Chief
Compliance Officer and
Vice President of certain
mutual funds associated
with Citigroup; Director
of Compliance, Europe,
the Middle East and
Africa, Citigroup Asset
Management (from 1999
to 2000), Compliance
Officer, Salomon
Brothers Asset
Management Limited,
Smith Barney Global
Capital Management Inc.,
Salomon Brothers Asset
Management Asia Pacific
Limited (from 1997 to
1999)

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Advised by SBAM(2) and Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Wendy S. Setnicka	Controller	Since	Vice President of CAM;	N/A	N/A
CAM		2004	Controller of certain
125 Broad Street, 10th Floor			mutual funds associated
New York, NY 10004			with Citigroup;
Age 40			Assistant Controller of
CAM (from 2002 to 2004)

Robert I. Frenkel	Secretary and	Since	Managing Director and	N/A	N/A
CAM	Chief Legal	2003	General Counsel of
300 First Stamford Place	Officer		Global Mutual Funds for
4th Floor			CAM and its predecessor
Stamford, CT 06902			(since 1994); Secretary of
Age 49			CFM (from 2001 to
2004); Secretary and
Chief Legal Officer of
mutual funds associated
with Citigroup

______________

(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meeting of Stockholders in the year 2004, year 2005 and year 2006, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year until their successors are duly elected and qualified.

(2)	Number of portfolios advised by SBAM or affiliates of SBAM.
(3)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Salomon Brothers Global Partners Income Fund Inc. (“Fund”), formerly known as Global Partners Income Fund Inc., on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the dividend or distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

S A L O M O N B R O T H E R S G L O B A L P A R T N E R S I N C O M E F U N D I N C .

Directors CAROL L. COLMAN	Salomon Brothers Global Partners Income Fund Inc.
DANIEL P. CRONIN	125 Broad Street 10th Floor, MF-2 New York, New York 10004
LESLIE H. GELB
R. JAY GERKEN, CFA
WILLIAM R. HUTCHINSON
RIORDAN ROETT	Telephone 1-888-777-0102
JESWALD W. SALACUSE
INVESTMENT ADVISER AND ADMINISTRATOR
Officers	Salomon Brothers Asset Management Inc 399 Park Avenue New York, New York 10022
R. JAY GERKEN, CFA
Chairman and
Chief Executive Officer	CUSTODIAN
State Street Bank and Trust Company
PETER J. WILBY, CFA	225 Franklin Street
President	Boston, Massachusetts 02110

ANDREW B. SHOUP	DIVIDEND DISBURSING AND TRANSFER AGENT
Senior Vice President and	American Stock Transfer & Trust Company
Chief Administrative Officer	59 Maiden Lane
New York, New York 10038
FRANCES M. GUGGINO
Chief Financial Officer	INDEPENDENT REGISTERED PUBLIC
and Treasurer	ACCOUNTING FIRM
PricewaterhouseCoopers LLP
JAMES E. CRAIGE, CFA	300 Madison Avenue
Executive Vice President	New York, New York 10017

THOMAS K. FLANAGAN, CFA	LEGAL COUNSEL
Executive Vice President	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
BETH A. SEMMEL, CFA	New York, New York 10017
Executive Vice President
NEW YORK STOCK EXCHANGE SYMBOL
ANDREW BEAGLEY	GDF
Chief Compliance Officer

WENDY S. SETNICKA
Controller

ROBERT I. FRENKEL
Secretary and
Chief Legal Officer

SALOMON

BROTHERS

Asset Management

August 31, 2004

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

GDFANN 8/04
04-7274

Salomon Brothers Global
Partners Income Fund Inc.

Annual Report

ITEM 2.       CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for Salomon Brothers Global Partners Income Fund Inc. were $53,000 and $53,000 for the years ended 8/31/04 and 8/31/03, respectively.
(b)

Audit-Related Fees for Salomon Brothers Global Partners Income Fund Inc. were $8,500 and $8,500 for the years ended 8/31/04 and 8/31/03. These amounts represent procedures performed and prepared for agreed upon procedures letter in accordance with the terms of the Revolving Credit Facility.

In addition, there were no Audit-Related Fees billed in the years ended 8/31/04 and 8/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Global Partners Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to August 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)

Tax Fees for Salomon Brothers Global Partners Income Fund Inc. were $5,700 and $5,700 for the years ended 8/31/04 and 8/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Global Partners Income Fund Inc.

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through August 31, 2004 that required pre-approval by the Audit Committee.

(d)	There were no All Other Fees for Salomon Brothers Global Partners Income Fund Inc. for the years ended 8/31/04 and 8/31/03.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Global Partners Income Fund Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through August 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, were $666,000; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Global Partners Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 8/31/04 and 8/31/03; Tax Fees were 100% and 100% for the years ended 8/31/04 and 8/31/03. There were no Other Fees paid by the Salomon Brothers Global Partners Fund Inc.

(f)	N/A
(g)

Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Global Partners Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Global Partners Income Fund Inc. were $2.1 million and $6.4 million for the years ended 8/31/04 and 8/31/03.

(h)

Yes. The Salomon Brothers Global Partners Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers Global Partners Income Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6.	[RESERVED]
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]
ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 10.	CONTROLS AND PROCEDURES.
(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.
(a)	Not applicable.
(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Global Partners Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Salomon Brothers Global Partners Income Fund Inc.

Date: November 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of Salomon Brothers Global Partners Income Fund Inc.

Date: November 10, 2004

By:	/s/ (Frances M. Guggino)
(Frances M. Guggino) Chief Financial Officer of Salomon Brothers Global Partners Income Fund Inc.

Date: November 10, 2004